EXHIBIT 10.44
AMENDMENT
TO THE
NOVELIS INC. LONG TERM INCENTIVE PLANS

This amendment (“Amendment”), effective as of the 13th day of May, 2013, hereby amends (i) the Novelis Inc. Long Term Incentive Plan for Fiscal Years 2010-2013, (ii) the Novelis Inc. Long Term Incentive Plan for Fiscal Years 2011-2014, (iii) the Novelis Inc. Long Term Incentive Plan for Fiscal Years 2012-2015 and (iv) the Novelis Inc. Long Term Incentive Plan for Fiscal Years 2013-2016 (each, a “Prior Plan”).
1.Definitions.

(a)	Company means Novelis Inc.

(b)	Conversion Date means May 13, 2013.

(c)	Conversion Payment has the meaning set forth in Section 2.

(d)	Conversion Plan means the plan to cancel Hindalco SARs in exchange for certain awards as described in this Amendment.

(e)	Novelis SAR means newly issued phantom stock appreciation rights in the Company.

(f)	Participating Employee means an employee of the Company who elects to participate in the Conversion Plan.

(g)	Prior Plan has the meaning set forth in the introductory paragraph.

(h)	Reimbursement Payment has the meaning set forth in Section 4.

(i)	Section 409A has the meaning set forth in Section 4.

(j)
Vested Hindalco SARs means the outstanding Hindalco SARs awarded to a Participating Employee under a Prior Plan which have vested as of the Conversion Date and have not been previously exercised or canceled.

(k)	Unvested Hindalco SARs means the outstanding Hindalco SARs awarded to a Participating Employee which have not vested as of the Conversion Date and have not been previously canceled.
2.Participation. For each current employee of Novelis Inc. or its subsidiaries who holds Hindalco SARs as of the Conversion Date, the Company will offer such employee an opportunity to cancel a portion of the employee’s Hindalco SARs in exchange for a lump-sum cash payment (“Conversion Payment”) and Novelis SARs, all in accordance with the terms of this Amendment.
3.Treatment of Hindalco SARs. On the Conversion Date, each Participating Employee’s Hindalco SARs will be treated in the manner set forth in Exhibit A (FY 2010-2013), Exhibit B (FY 2011-2014), Exhibit C (FY 2012-2015) or Exhibit D (FY 2013-2016), as applicable. All values described in this Amendment are in U.S. dollars.

4.Tax Reimbursement. If any tax is assessed against a Participating Employee under Section 409A of the U.S. Internal Revenue Code of 1986, as amended (“Section 409A”), with respect to any payment payable by reason of this Amendment, then the Company will pay to the Participating Employee an additional payment (a “Reimbursement Payment”). The Reimbursement Payment shall be calculated such that, after reduction for federal, state and local income taxes on the

Reimbursement Payment, the Participating Employee shall be paid a net amount of the Reimbursement Payment equal to the amount of any tax the Participating Employee pays as a result of the application of Section 409A. Any Reimbursement Payment payable pursuant to this paragraph will be paid by the Company to the Participating Employee no later than the last day of the taxable year of the Participating Employee immediately following the taxable year of the Participating Employee in which he or she remits the related taxes.

5.Non-Participating Employees. Any employee of the Company who does not elect to become a Participating Employee under the Conversion Plan will retain his or her Hindalco SARs in accordance with the terms and conditions of the respective Prior Plan under which such Hindalco SARs were awarded, without regard to this Amendment.

6.No Other Changes. Except as set forth above, the terms and conditions of the Prior Plans remain in full force and effect.

EXHIBIT A
FY 2010-2013

(a)
The total number of the Participating Employee’s Vested Hindalco SARs as of the Conversion Date will be multiplied by 50.00%. The product of this calculation represents the number of Vested Hindalco SARs which will remain outstanding and will be exercisable after the Conversion Date, in accordance with the terms and conditions of the Prior Plan. The balance of the Participating Employee’s Hindalco SARs will be cancelled in exchange for the Conversion Payment described in paragraph (b) below.

(b)	Within 30 days of the Conversion Date, the Participating Employee will receive a Conversion Payment (less applicable tax and other withholdings) equal to: (A – B) * C * D, where:
“A” equals the estimated value of one Hindalco SAR on the Conversion Date applying the imputed growth rate of the Company from June 25, 2009 (the “2009 Grant Date”) through the Conversion Date, as determined by a third party valuation services provider engaged by the Corporation for this purpose;

“B” equals the 2009 Grant Date exercise price of one Hindalco SAR;

“C” equals the number of Vested Hindalco SARs held by the Participating Employee on the Conversion Date; and

“D” equals 50%.

EXHIBIT B
FY 2011-2014

(a)
The total number of the Participating Employee’s Vested Hindalco SARs as of the Conversion Date will be multiplied by 37.50%. The product of this calculation represents the number of Vested Hindalco SARs which will remain outstanding and will be exercisable after the Conversion Date, in accordance with the terms and conditions of the Prior Plan. The balance of the Participating Employee’s Vested Hindalco SARs will be cancelled in exchange for the Conversion Payment described in paragraph (b).

(b)	Within 30 days of the Conversion Date, the Participating Employee will receive a Conversion Payment (less applicable tax and other withholdings) equal to: (A – B) * C * D, where:

“A” equals the estimated value of one Hindalco SAR on the Conversion Date applying the imputed growth rate of the Company from May 25, 2010 (the “2010 Grant Date”) through the Conversion Date, as determined by a third party valuation services provider engaged by the Corporation for this purpose;

“B” equals the 2010 Grant Date exercise price of one Hindalco SAR;

“C” equals the number of Vested Hindalco SARs held by the Participating Employee on the Conversion Date; and

“D” equals 62.50%.

(c)
The total number of the Participating Employee’s Unvested Hindalco SARs will be multiplied by 37.50%. The product of this calculation represents the number of Unvested Hindalco SARs which will remain outstanding and will become vested and exercisable after the Conversion Date, in accordance with the terms and conditions of the Prior Plan. The balance of the Participating Employee’s Unvested Hindalco SARs will be cancelled in exchange for an identical number of newly issued Novelis SARs.

(d)
Each Novelis SAR will vest and become exercisable on a pro rata basis in the same manner and over the same period applicable to the Participating Employee’s Unvested Hindalco SARs which remain outstanding after the Conversion Date. The value of each Novelis SAR will be calculated from time to time by applying the imputed growth rate of Novelis from the 2010 Grant Date through the exercise date, as determined by a third party valuation services provider engaged by the Company for this purpose.

EXHIBIT C
FY 2012-2015

(a)
The total number of the Participating Employee’s Vested Hindalco SARs as of the Conversion Date will be multiplied by 37.50%. The product of this calculation represents the number of Vested Hindalco SARs which will remain outstanding and will be exercisable after the Conversion Date, in accordance with the terms and conditions of the Prior Plan. The balance of the Participating Employee’s Vested Hindalco SARs will be cancelled in exchange for the Conversion Payment described in paragraph (b).

(b)	Within 30 days of the Conversion Date, the Participating Employee will receive a Conversion Payment (less applicable tax and other withholdings) equal to: (A – B) * C * D, where:
“A” equals the estimated value of one Hindalco SAR on the Conversion Date applying the imputed growth rate of the Company from May 20, 2011 (the “2011 Grant Date”) through the Conversion Date, as determined by a third party valuation services provider engaged by the Corporation for this purpose;

“B” equals the 2011 Grant Date exercise price of one Hindalco SAR;

“C” equals the number of Vested Hindalco SARs held by the Participating Employee on the Conversion Date; and

“D” equals 62.50%.

(c)
The total number of the Participating Employee’s Unvested Hindalco SARs will be multiplied by 37.50%. The product of this calculation represents the number of Unvested Hindalco SARs which will remain outstanding and will become vested and exercisable after the Conversion Date, in accordance with the terms and conditions of the Prior Plan. The balance of the Participating Employee’s Unvested Hindalco SARs will be cancelled in exchange for an identical number of newly issued Novelis SARs.

(d)
Each Novelis SAR will vest and become exercisable on a pro rata basis in the same manner and over the same period applicable to the Participating Employee’s Unvested Hindalco SARs which remain outstanding after the Conversion Date. The value of each Novelis SAR will be calculated from time to time by applying the imputed growth rate of the Company from the 2011 Grant Date through the exercise date, as determined by a third party valuation services provider engaged by the Company for this purpose.

EXHIBIT D
FY 2013-2016

(a)
The total number of Hindalco SARs as of the Conversion Date will be multiplied by 37.50%. The product of this calculation represents the number of Hindalco SARs which will remain outstanding and will vest and become exercisable after the Conversion Date, in accordance with the terms and conditions of the Prior Plan. The balance of the Participating Employee’s Hindalco SARs will be cancelled in exchange for an identical number of newly issued Novelis SARs.

(b)
Each Novelis SAR will vest and become exercisable on a pro rata basis in the same manner and over the same period applicable to the Participating Employee’s Hindalco SARs which remain outstanding after the Conversion Date. The value of each Novelis SAR will be calculated from time to time by applying the imputed growth rate of the Company from May 22, 2012 (i.e., the grant date) through the exercise date, as determined by a third party valuation services provider engaged by the Company for this purpose.